Exhibit 10.2
AMENDMENT NO. 4 to
AMERICAN NATIONAL INSURANCE COMPANY
1999 STOCK AND INCENTIVE PLAN
The purpose of this Amendment No. 4 to the American National Insurance Company 1999 Stock and Incentive Plan (the “Plan”) is (i) to increase the number of shares of Common Stock subject to the plan by 2,000,000 shares (from 900,000 to 2,900,000 shares) and (ii) to extend the current termination date an additional ten years to February 24, 2019.
The Plan is hereby amended as follows:
1. Amendment to Paragraph III
The second sentence of Paragraph III is deleted, in its entirety, and replaced with the following new sentence:
No further Awards may be granted under the Plan after February 24, 2019.
2. Amendment to Paragraph V(a)
The second sentence of Paragraph V(a) is deleted in its entirety, and replaced with the following new sentence:
Subject to paragraph XII, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 2,900,000 shares.
3. Miscellaneous
Except as changed by this Amendment No. 4 and all prior amendments, all of the terms, definitions and provisions of the Plan shall remain in full force and effect as originally written.

Amendment No. 4	Page 1 of 1

AMENDMENT NO. 3 to
AMERICAN NATIONAL INSURANCE COMPANY
1999 STOCK AND INCENTIVE PLAN
The purpose of this Amendment No. 3 to the American National Insurance Company 1999 Stock and Incentive Plan (the “Plan”) is to (i) clarify and amend the definitions of “Director” and “Consultant”; and (ii) clarify that Directors cannot, without shareholder approval, amend the Plan to effect any change that requires shareholder approval under the NASDAQ Marketplace Rules or other applicable laws or regulations.
The Plan is hereby amended as follows:
1. Amendment to Paragraph II (g)
Paragraph II (g) is amended to read as follows:
“Director” means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law, including an individual elected to the Board who is later appointed an advisory director by the Board.
2. Amendment to Paragraph II (m)
Paragraph II (m) is amended to read as follows:
“Consultant” means an individual or entity serving the Company as an independent contractor and selected by the Board to participate in the Plan.
3. Amendment to Paragraph XIII
Paragraph XIII is amended by:
(i)	adding a semi-colon and the word “or” at the end of subparagraph (b); and

(ii)	adding the following new subparagraph (c):
(c)	to effect any other change in the terms of the Plan that requires shareholder approval under the Nasdaq Marketplace Rules or other applicable laws or regulations.
4. Miscellaneous
Except as changed by this Amendment No. 3 and Amendments No. 1 and 2, all of the terms, definitions and provisions of the Plan shall remain in full force and effect as originally written.

Amendment No. 3	Page 1 of 1

AMENDMENT NO. 2 to
AMERICAN NATIONAL INSURANCE COMPANY
1999 STOCK AND INCENTIVE PLAN
The purpose of this AMENDMENT NO. 2 to the AMERICAN NATIONAL INSURANCE COMPANY 1999 STOCK AND INCENTIVE PLAN (the “Plan”) is to (i) clarify the power of the Board of Directors to amend the terms of an outstanding Award and (ii) provide that the exercise price of stock appreciation rights be determined by the Board.
The Plan is hereby amended as follows:
1. Amendment to Section IV(b)
Section IV(b) of the Plan is amended to read as follows:
“(b) Powers. Subject to the provisions of the Plan, the Board shall have full and sole authority, in its sole and absolute discretion, to determine which employees, Consultants or Directors, if any, shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, non-qualified Option or Stock Appreciation Right shall be granted, the number of shares of Common Stock which may be issued under each Option, Stock Appreciation Right, or Restricted Stock Award, the value of each Performance Award and Incentive Award and all other terms and conditions of an Award. The Board shall also have full and sole authority, in its sole and absolute discretion, to amend an outstanding Award to change the exercise price or other value stated in an Award, to accelerate vesting, to cause restrictions to lapse, to cause it to become exercisable or satisfiable, or to alter any of the other terms of the Award in any manner that the Board determines is necessary or desirable. In making such determinations the Board may take into account the nature of the services rendered by the respective individuals, their present and potential contribution to the Company’s success, and such other factors as the Board, in its sole and absolute discretion, shall deem relevant.”
2. Amendment to Section VIII(b)
Sections VIII(b) of the Plan is amended to read as follows:
“(b) Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Board, but the amount of such exercise price shall be subject to (i) paragraph VII (h) and (ii) adjustment as provided in paragraph XII.”
3. Miscellaneous
Except as changed by this Amendment No. 2 and Amendment No. 1, all of the terms, definitions and provisions of the Plan shall remain in full force and effect as originally written.

Amendment No. 2	Page 1 of 1

AMENDMENT NO. 1 to
AMERICAN NATIONAL INSURANCE COMPANY
1999 STOCK AND INCENTIVE PLAN
The purpose of this AMENDMENT NO. 1 to the AMERICAN NATIONAL INSURANCE COMPANY 1999 STOCK AND INCENTIVE PLAN (the “Plan”) is to further the purposes of such Plan by (i) providing that the Company can grant Incentive Stock Options under such Plan; (ii) providing that the Company can grant additional or “reload” options to Holders paying the costs associated with exercising Options in shares of Common Stock; and (iii) making other changes primarily technical in nature.
The Plan is hereby amended as follows:
1. Amendment to Section II
1.1 The definition of a “Change of Control” provided in section II(c) of the Plan is amended to read as follows:
“(c) “Change of Control” of the Company occurs if: (i) there is a change in ownership in the Company’s outstanding securities after the date of approval of this Plan which causes any person other than The Moody Foundation to become the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s outstanding securities then entitled to vote for the election of directors; (ii) the Board shall approve the sale of all or substantially all of the assets of the Company; or (iii) the Board shall approve any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of an event described in clause (i) above.”
1.2 The definition of “Option” provided in section II(n) of the Plan is amended to read as follows:
“(n) “Option” means an Award granted under paragraph VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.”
1.3 The Plan is amended by adding the following definition of “Incentive Stock Option”:
“(y) “Incentive Stock Option” means an incentive stock option within the meaning of section 422 of the Code.”

Amendment No. 1	Page 1 of 5

2. Amendment to Section IV
Sections IV(b) and (c) of the Plan are amended to read as follows:
“(b) Powers. Subject to the provisions of the Plan, the Board shall have full and sole authority, in its sole and absolute discretion, to determine which employees, Consultants or Directors, if any, shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, non-qualified Option or Stock Appreciation Right shall be granted, the number of shares of Common Stock which may be issued under each Option, Stock Appreciation Right, or Restricted Stock Award, the value of each Performance Award and Incentive Award and all other terms and conditions of an Award. The Board shall also have full and sole authority, in its sole and absolute discretion, to amend an outstanding Award to accelerate vesting, cause restrictions to lapse, or cause it to become exercisable or satisfiable. In making such determinations the Board may take into account the nature of the services rendered by the respective individuals, their present and potential contribution to the Company’s success, and such other factors as the Board, in its sole and absolute discretion, shall deem relevant.
(c) Additional Powers. The Board shall have such additional powers as are provided by the Plan. Subject to the express provisions of the Plan, the Board is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions, and provisions as shall be requisite in the judgment of the Board to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary and advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem appropriate. The determinations of the Board on all matters relating to the Plan, including, but not limited to the matters referred to in this Paragraph IV, shall be conclusive.”
3. Amendment to Section V
Section V(a) of the Plan is amended to read as follows:
“(a) Stock Grant and Award Limits. The Board may from time to time grant Awards to one or more individuals determined by it to be eligible for participation in the Plan in accordance with the provisions of paragraph VI. Subject to paragraph XII, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 900,000 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award or (ii) to the extent an Award granted under paragraph VII, VIII, IX or XI is settled in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.”

Amendment No. 1	Page 2 of 5

4. Amendment to Section VI
Section VI of the Plan is amended to read as follows:
“Awards made pursuant to paragraphs VII, VIII, IX, X and XI may be granted only to persons who, at the time of grant, are employees, Consultants, or Directors. Notwithstanding the foregoing, Incentive Stock Options granted under paragraph VII may only be granted to employees of the Company, its parent or subsidiary corporation and may be granted to all such employees. An Award made pursuant to paragraphs VII, VIII, IX, X, or XI may be granted on more than one occasion to the same person and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, or an Option which is not an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, an Incentive Award or any combination thereof.”
5. Amendment to Section VII
5.1 Sections VII(c) and (d) of the Plan are amended to read as follows:
“(c) Option Agreement.. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such Option price. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option pursuant to such procedures as the Company determines to be appropriate; provided however, that such procedures shall not allow a Holder to exercise an Option with Common Stock held for less than six months. Such Option Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating such vesting on a Change of Control, vesting of Options, (ii) tax matters (including provisions covering any applicable employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a Change of Control payment resulting from the operation of the Plan or of such Option Agreement, and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Board shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.
(d) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Board, and such purchase price shall be subject to adjustment as provided in paragraph XII. The Option or portion thereof may be exercised by delivery of’ an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Board. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.”

Amendment No. 1	Page 3 of 5

5.2 Section VII of the Plan is amended by adding the following new subsections (h) and (i):
“(h) Special Limitations on Incentive Stock Options. If the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options (including all Incentive Stock Options granted under all plans of the Company and its parent and subsidiary corporations) are exercisable for the first time by an individual during any calendar year exceeds $100,000, then the portion becoming so exercisable during such calendar year in excess of such $100,000 shall be treated as options which do not constitute Incentive Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, if any, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.”
“(i) Reload Options. The Board (concurrently with the grant of an Option or subsequent to such grant) may, in its sole discretion, provide in an Option Agreement respecting an Option that, if the Holder pays the costs associated with exercising such Option in shares of Common Stock, upon the date of such payment a new Option shall be granted under this Plan. The number of shares of Common Stock subject to such new Option shall be equal to the number of shares of Common Stock tendered in payment. The new Option shall not be exercisable after the original term of the exercised Option.”
6. Amendment to Section VIII
Sections VIII(a) and (b) of the Plan are amended to read as follows:
“(a) Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Common Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may he granted independently of Options, in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Board including without limitation all applicable matters set forth

Amendment No. 1	Page 4 of 5

with specificity in paragraph VII(c) with respect to Option Agreements. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Common Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Common Stock. With respect to Stock Appreciation Rights that are subject to various securities rules and regulations, the Board shall, except as provided in paragraph XII(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e. cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights.”
“(b) Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Board but such exercise price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Common Stock on the date of grant pursuant to paragraph VII(h)) and (ii) shall be subject to adjustment as provided in paragraph XII.”
7. Amendment to Section XI
Section XI(a) of the Plan is amended to read as follows:
“(a) Incentive Awards. Incentive Awards are rights to receive shares of Common Stock (or cash in an amount equal to the Fair Market Value thereof) or rights to receive an amount equal to any appreciation in the fair Market Value of Common Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Board, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Incentive Award may have a maximum value established by the Board at the time of such Award.”
8. Miscellaneous
Except as changed by this Amendment No. 1, all of the terms, definitions and provisions of the Plan shall remain in full force and effect as originally written.

Amendment No. 1	Page 5 of 5

AMERICAN NATIONAL INSURANCE COMPANY
1999 STOCK AND INCENTIVE PLAN
I. PURPOSE
The purpose of the AMERICAN NATIONAL INSURANCE COMPANY 1999 STOCK AND INCENTIVE PLAN (the “Plan”) is to provide a means through which American National Insurance Company, a Texas corporation (the “Company”), and its subsidiaries may attract able persons to enter the employ or become directors or consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ or as directors or consultants. A further purpose of the Plan is to provide such persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Incentive Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular person as provided herein.
II. DEFINITIONS
The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:
(a) “Award” means, individually or collectively, any Option, Restricted Stock Award, Performance Award, Incentive Award, or Stock Appreciation Right.
(b) “Board” means the Board of Directors of the Company.
(c) A “Change of Control” of the Company occurs if: (i ) there is a change in ownership in the Company’s outstanding securities after the date of approval of this Plan which causes any person to become the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s outstanding securities then entitled to vote for the election of directors; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof; or (iii) the Board shall approve the sale of all or substantially all of the assets of the Company; or (iv) the Board shall approve any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i) or (ii) above.
(d) “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

1999 Stock and Incentive Plan	Page 1 of 12

(e) “Common Stock” means the common stock, par value $1.00 per share, of the Company.
(f) “Company” means American National Insurance Company.
(g) “Director” means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.
(h) An “employee” means any person (including a Director) in an employment relationship with the Company or any subsidiary corporation (as defined in section 424 of the Code).
(i) “Fair Market Value” means, if the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board in such manner as it deems appropriate.
(j) “Holder” means an employee, a Consultant, or a non-employee Director who has been granted an Award.
(k) “Incentive Award” means an Award granted under paragraph XI of the Plan.
(l) “Incentive Award Agreement” means a written agreement between the Company and a Holder with respect to an Incentive Award.
(m) “Consultant” means an individual serving the Company as an independent contractor and selected by the Board to participate in the Plan.
(n) “Option” means an Award granted under paragraph VII of the Plan which is a Non-Qualified Stock Option to purchase Common Stock.
(o) “Option Agreement” means a written agreement between the Company and a Holder with respect to an Option.
(p) “Performance Award” means an Award granted under paragraph X of the Plan.
(q) “Performance Award Agreement” means a written agreement between the Company and a Holder with respect to a Performance Award.
(r) “Person” means a natural person, company, whether or not incorporated, partnership, limited partnership, joint venture, syndicate or any other group formed or used for the purpose of acquiring, holding or disposing of securities.

1999 Stock and Incentive Plan	Page 2 of 12

(s) “Plan” means the American National Insurance Company 1999 Stock and Incentive Plan, as amended from time to time.
(t) “Restricted Stock Agreement” means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.
(u) “Restricted Stock Award” means an Award granted under paragraph IX of the Plan.
(v) “Spread” means in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Common Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.
(w) “Stock Appreciation Right” means an Award granted under paragraph VIII of the Plan.
(x) “Stock Appreciation Rights Agreement” means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.
III. EFFECTIVE DATE AND DURATION OF THE PLAN
The Plan shall be effective as of February 25, 1999, the date of its adoption by the Board, provided the Plan is approved by the shareholders of the Company within twelve months thereafter. No further Awards may be granted under the Plan after February 24, 2009. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.
IV. ADMINISTRATION OF THE PLAN
(a) The Board. The Plan shall be administered by the Board in its sole and absolute discretion.
(b) Powers. Subject to the provisions of the Plan, the Board shall have full and sole authority, in its sole and absolute discretion, to determine which employees, Consultants or Directors, if any, shall receive an Award, the time or times when such Award shall be made, whether a Non-qualified Option or Stock Appreciation Right shall be granted, the number of shares of Common Stock which may be issued under each Option, Stock Appreciation Right, or Restricted Stock Award, the value of each Performance Award and Incentive Award and all other terms and conditions of an Award. In making such determinations the Board may take into account the nature of the services rendered by the respective individuals, their present and potential contribution to the Company’s success, and such other factors as the Board, in its sole and absolute discretion, shall deem relevant.

1999 Stock and Incentive Plan	Page 3 of 12

(c) Additional Powers. The Board shall have such additional powers as are provided by the Plan. Subject to the express provisions of the Plan, the Board is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary and advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem appropriate. The determinations of the Board on all matters relating to the Plan, including, but not limited to the matters referred to in this Paragraph IV, shall be conclusive.
V. GRANT OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS
RESTRICTED STOCK AWARDS,
PERFORMANCE AWARDS AND INCENTIVE AWARDS;
SHARES SUBJECT TO THE PLAN
(a) Stock Grant and Award Limits. The Board may from time to time grant Awards to one or more individuals determined by it to be eligible for participation in the Plan in accordance with the provisions of paragraph VI. Subject to paragraph XII, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 900,000 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award or (ii) to the extent an Award granted under paragraph VII, VIII, IX or XI is settled in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards granted to any one individual during any calendar year is 50,000 shares of Common Stock (subject to adjustment in the same manner as provided in paragraph XII with respect to shares of Common Stock subject to Awards then outstanding).
(b) Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.
VI. ELIGIBILITY
Awards made pursuant to paragraphs VII, VIII, IX, X and XI may be granted only to persons who, at the time of grant, are employees, Consultants, or Directors. An Award made pursuant to paragraphs VII, VIII, IX, X, or XI may be granted on more than one occasion to the same person and, subject to the limitations set forth in the Plan, such Award may include an Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, an Incentive Award or any combination thereof.

1999 Stock and Incentive Plan	Page 4 of 12

VII. STOCK OPTIONS
(a) Option Period. The term of each Option shall be as specified by the Board at the date of grant.
(b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Board.
(c) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such Option price. Each Option Agreement shall provide that the Option may not be exercised earlier than three years from the date of grant and shall specify the effect of termination of employment on the exercisability of the Option. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option by establishing procedures whereby the Holder, by a properly executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the Option price (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm, and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating such vesting on a Change of Control, vesting of Options, (ii) tax matters (including provisions covering any applicable employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a Change of Control payment resulting from the operation of the Plan or of such Option Agreement, and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Board shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.
(d) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Board, and such purchase price shall be subject to adjustment as provided in paragraph XII. The Option or portion thereof may be exercised by delivery of’ an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Board.
(e) Shareholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.
(f) Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by other corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

1999 Stock and Incentive Plan	Page 5 of 12

(g) Transferability of Options and Shares. Each Option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Holder’s lifetime only by the Holder, or in the event of disability, the Holder’s qualified representative. Notwithstanding the foregoing, the Board may provide that vested Options are transferable by the Holder to such Holder’s spouse, children, or grandchildren, whether directly or indirectly or by means of a trust or partnership or otherwise.
VIII. STOCK APPRECIATION RIGHTS
(a) Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Common Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may he granted independently of Options, in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Board including without limitation all applicable matters set forth with specificity in paragraph VII(c) with respect to Option Agreements. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Common Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Common Stock. With respect to Stock Appreciation Rights that are subject to various securities rules and regulations, the Board shall, except as provided in paragraph XII(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e. cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.
(b) Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Board but such exercise price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted and (ii) shall be subject to adjustment as provided in paragraph XII.
(c) Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Board at the date of grant.
(d) Limitations on Exercise of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Board.

1999 Stock and Incentive Plan	Page 6 of 12

IX. RESTRICTED STOCK AWARDS
(a) Restriction Period To Be Established by the Board. At the time a Restricted Stock Award is made, the Board shall establish a period of time (the “Restriction Period”) applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Board. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by paragraph IX(b) or paragraph XII.
(b) Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends during the Restriction Period, to vote Common Stock subject thereto and to enjoy all other shareholder rights except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock during the Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock during the Restriction Period, and (iv) a breach of the terms and conditions established by the Board pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Board may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or a Director (by retirement, disability, death, or otherwise) of a Holder prior to expiration of the Restriction Period. Such additional terms, conditions, or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards, (ii) tax matters (including provisions (x) covering any applicable employee wage withholding requirement, (y) prohibiting an election by the Holder under section 83(b) of the Code and (z) requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a Change of Control payment resulting from the operation of the Plan or of such Restricted Stock Agreement) and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Board shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.
(c) Payment for Restricted Stock. The Board shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.
(d) Agreements. At the time any Award is made under this paragraph IX, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Board may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

1999 Stock and Incentive Plan	Page 7 of 12

X. PERFORMANCE AWARDS
(a) Performance Period. The Board shall establish, with respect to and at the time at each Performance Award, a performance period over which the performance of the Holder shall be measured.
(b) Performance Awards. Each Performance Award shall have a maximum value established by the Board at the time of such Award.
(c) Performance Measures. A Performance Award shall be awarded to an employee, a Consultant, or a Director contingent upon future performance of the Company or any subsidiary, division, or department thereof by or in which he is employed (if applicable) during the performance period. The Board shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Board shall deem appropriate to reflect significant, unforeseen events, or changes.
(d) Awards Criteria. In determining the value of Performance Awards, the Board shall take into account an individual’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.
(e) Payment. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Board. Payment of a Performance Award may be made in cash, Common Stock, or a combination thereof as determined by the Board. Payment shall be made in a lump sum or in installments as prescribed by the Board. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date.
(f) Termination of Employment. A Performance Award shall terminate if the Holder does not remain continuously in the employ of the Company (or in service as a Consultant or a Director) at all times during the applicable performance period, except as may be determined by the Board or as may otherwise be provided in the Award at the time granted.
(g) Agreements. At the time any Award is made under this paragraph X, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby; and, in addition, such matters as are set forth in paragraph IX(b) as the Board may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.
XI. INCENTIVE AWARDS
(a) Incentive Awards. Incentive Awards are rights to receive shares of Common Stock (or cash in an amount equal to the Fair Market Value thereof) or rights to receive an amount equal to any appreciation in the fair Market Value of Common Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Board, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Incentive Award shall have a maximum value established by the Board at the time of such Award.

1999 Stock and Incentive Plan	Page 8 of 12

(b) Award Period. The Board shall establish, with respect to and at the time of each Incentive Award, a period over which or the event upon which the Award shall vest with respect to the Holder.
(c) Awards Criteria. In determining the value of Incentive Awards, the Board shall take into account an individual’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.
(d) Payment. Following the end of the vesting period for an Incentive Award, the Holder of an Incentive Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Incentive Award, based on the then vested value of the Award. Payment of an Incentive Award may be made in cash, Common Stock, or a combination thereof as determined by the Board. Payment shall be made in a lump sum or in installments as prescribed by the Board in its sole discretion. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to an Incentive Award, as determined by the Board.
(e) Termination of Employment. An Incentive Award shall terminate if the Holder does not remain continuously in the employ of the Company (or in service as a Consultant or a Director) at all times during the applicable vesting period, except as may be otherwise determined by the Board or as set forth in the Award at the time of grant
(f) Agreements. At the time any Award is made under this paragraph XI, the Company and the Holder shall enter into an Incentive Award Agreement setting forth each of the matters contemplated hereby and, in addition, such matters as are set forth in paragraph IX(b) as the Board may determine to be appropriate. The terms and provisions of the respective agreement need not be identical.
XII. RECAPITALIZATION OR REORGANIZATION
(a) The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Award therefore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

1999 Stock and Incentive Plan	Page 9 of 12

(b) If the Company recapitalizes or otherwise changes it capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted, the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.
(c) In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Board, in its discretion, may determine that upon the occurrence of a Change of Control, each Award outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Common stock subject to such Award, cash in the amount equal to the excess of (i) the higher of (x) the Fair Market Value of such share of Common Stock immediately prior to the occurrence of such Change of Control or (y) the value of the consideration to be received in connection with such Change of Control for one share of Common Stock over (ii) the exercise price per share, if applicable, of Common Stock set forth in such Award. The provisions contained in the preceding sentence shall be inapplicable to an Award granted within six (6) months before the occurrence of a Change of Control if the Holder of such Award is subject to the reporting requirements of applicable securities rules and regulations. If the consideration offered to the shareholders of the Company in any transaction described in this paragraph consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.
(d) The existence of changes in the outstanding Common Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this paragraph XII, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Board at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Board, whose determination shall be conclusive.
(e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange, or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
(f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required shareholder action.

1999 Stock and Incentive Plan	Page 10 of 12

(g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.
XIII. AMENDMENT AND TERMINATION OF THE PLAN
The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without consent of the Holder and provided, further, that the Board may not, without approval of the shareholders, amend the Plan:
(a) to increase the maximum number of shares for which Options granted under this Plan may be exercised, except as provided in paragraph XII;
(b) to extend the maximum period during which Awards may be granted under the Plan.
XIV. MISCELLANEOUS
(a) No Right To An Award. Neither the adoption of the Plan by the Company nor any action of the Board shall be deemed to give an employee, Director or Consultant any right to be granted an Award to purchase Common Stock, a right to a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, or an Incentive Award, or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement, a Performance Award Agreement or an Incentive Award Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.
(b) No Employment Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment (or services as an Consultant or a Director, in accordance with applicable law) at any time.

1999 Stock and Incentive Plan	Page 11 of 12

(c) Other Laws; Withholding. No shares of stock issuable under the Plan shall be issued and no certificate therefor delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or to incur any liability under any federal, state, or other securities law, or any other requirement of law, or of any regulatory body having jurisdiction over the Company. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.
(d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary, or other person shall have any claim against the Company or any subsidiary as a result of any such action.
(e) Governing Law. The Plan shall be construed in accordance with the laws of the State of Texas.

1999 Stock and Incentive Plan	Page 12 of 12